                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) October 16, 2002
                                                          ----------------



                              STONEPATH GROUP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-26929                   65-0867684
--------------------------------------------------------------------------------
(State or Other Jurisdic-      (Commission File Number)        (IRS Employer
 tion of Incorporation)                                      Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                    19102
--------------------------------------------------                  ---------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code 215-564-9193
                                                  -------------




                                 Not Applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

 Commencing on October 16, 2002, Stonepath Group, Inc. (the "Company") will participate in a series of meetings with private investors during which it will present the following information about the Company, some of which may constitute material non-public information.

Certain of the information contained herein should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934 that reflect the Company's current views with respect to future events and financial performance. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. While it is impossible to identify all of the factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those set forth in such forward-looking statements, such factors include: (i) our limited operating history, (ii) our ability to identify, acquire, integrate and profitably manage additional businesses; (iii) our ability to obtain the additional capital necessary to make additional cash acquisitions, (iv) the scarcity and competition for the operating companies we need to acquire to implement our business strategy, (v) competition in the freight forwarding, logistics and supply chain management industry, (vi) our historic losses and our ability to achieve operating profitability, (vii) the impact of current and future laws effecting the Company's operations, (viii) general economic conditions, (ix) regional disruptions in transportation, such as those recently experienced on the West Coast of the United States, and (x) other factors which are or may be identified from time to time in our Securities and Exchange Commission filings and other public announcements, including our Annual Report on Form 10-K filed on March 29, 2002. There can be no assurance that these and other factors will not affect the accuracy of such forward-looking statements.




Slide One


                                GLOBAL LOGISTICS

[GRAPHIC OMITTED]               STONEPATH GROUP





                                    Overview
                                  October, 2002






                                                  [GRAPHIC OMITTED]  STG
                                                                     -----------
                                                                     AMEX
                                                                     L I S T E D

Slide Two


Safe Harbor Statement
================================================================================


This presentation may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our Annual Report on Form 10-K filed on March 29, 2002, and our Form 10-Q for the second quarter ended June 30, 2002, which can be found on our corporate Web site, www.stonepath.com.
                                                    -----------------





Slide Three

Our Mission
================================================================================

o To become a leading provider of global logistics services by integrating experienced logistics companies with innovative technologies.




Slide Four

Key Facts
================================================================================


Symbol                                               STG (AMEX)
--------------------------------------------------------------------------------
Corporate Headquarters                               Philadelphia, PA
--------------------------------------------------------------------------------
Amex Listing                                         Sept. 2000
--------------------------------------------------------------------------------
Stock Price (10/14/02) and 52-Week Range             $1.12 || $0.81 to $2.95
--------------------------------------------------------------------------------
Primary and Fully Diluted Shares Outstanding         23.4mm || 39.7mm
--------------------------------------------------------------------------------
Float                                                21.9mm
--------------------------------------------------------------------------------
Market Cap                                           $26.2mm
--------------------------------------------------------------------------------
Volume (daily 90-day average)                        38,100
--------------------------------------------------------------------------------
Cash & S/T Investments (6/30/02)                     $1.6mm
--------------------------------------------------------------------------------
Debt  (6/30/02)                                      None
--------------------------------------------------------------------------------
Insider Ownership                                    12% of fully diluted shares
--------------------------------------------------------------------------------
Institutional Ownership                              3% of fully diluted shares
--------------------------------------------------------------------------------
Employees                                            430
--------------------------------------------------------------------------------

Slide Five


Management
================================================================================


o Dennis Pelino - Chairman & Chief Executive Officer

o Bohn Crain - Chief Financial Officer & Treasurer

o Neil O'Connell - Chief Technology Officer

o Gary Koch - CEO, Domestic Operations

o Jason Totah - COO, International Operations




Slide Six

Logistics Market - 2001
================================================================================


o Non-Outsourced Logistics                           $659 B      92%

--------------------------------------------------------------------------------
o Third Party Logistics Providers                     $61 B       8%
                                                      -----       --
--------------------------------------------------------------------------------


  Industry Total in 2001                             $720 B     100%


Source: Armstrong & Associates


Slide Seven

Market Characteristics
================================================================================


o Highly Fragmented

o Growth Drivers:

      o Globalization

      o Technology

      o Outsourcing

      o Supply Chain Efficiency

o 3 to 5-year projected CAGR is 15 - 20%

Slide Eight


Stonepath's Acquisition Trail
================================================================================


      TRANSPORT SPECIALISTS, INC.           $3MM              October 1, 2002
      --------------------------

          UNITED AMERICAN
       ---------------------                $22MM             May 28, 2002
       FREIGHT SERVICES, INC.
    A STONEPATH LOGISTICS COMPANY

                GLOBAL
      TRANSPORTATION SERVICES INC.          $45MM             April 4, 2002
     -----------------------------
     A STONEPATH LOGISTICS COMPANY

               AIR PLUS
            -------------
            L I M I T E D
     =============================          $58MM             October 5, 2001
     A STONEPATH LOGISTICS COMPANY
                                         ----------------

2001 Pro Forma Revenues                    $128MM




Slide Nine

A Global Logistics Organization
================================================================================

                                     [LOGO]




                               STONEPATH LOGISTICS

---------------------------       -------------------------      ---------------------
   Stonepath Logistics              Stonepath Logistics           Stonepath Logistics
    Domestic Services              International Services            Technologies
---------------------------       -------------------------      ----------------------

Air Plus Limited                  Global Transportation
                                  Services, Inc.                 TECH-LOGIS(TM)System
    Retail Focus                                                 State-of-the-art operating
                                  Air & Ocean Freight            systems
United American Freight           Services
Services, Inc.                                                   End-to-end Solutions

    Automotive Focus              Serve Multi-Market Needs       Technology Assets
                                  for Global Client Base

Transport Specialists, Inc.

  US Government Focus





Slide Ten


Deep Client Relationships
================================================================================

[BEST BUY LOGO]                     [TARGET LOGO]


                                                       [LOCKHEED MARTIN LOGO]

[WILSONS LEATHER LOGO]                [FORD LOGO]

[DAMILER CHRYSLER LOGO]                [GM LOGO]







o  Best Buy "Excellence in Supply Chain" Award (2002)

o  Target Corp. Transportation Non-Retail Carrier of the Year Award (2000)

o  Best Buy "Best of the Best" Vendor Award (2001)

Slide Eleven


Acquisition Considerations
================================================================================

o Candidate Attributes
   -Profitable
   -Strong Customer relations
   -Integratable
   -Management must stay
   -Accept earn-out methodology

o Transaction Mechanics
    -Purchase Price:                            $0.5mm to $10mm
    -Valuations:                                3x-6x Pre-Tax Earnings
    -Cash Up-Front:                             30%-50% of Total Consideration
    -Contingent Purchase Price                  50%-70% of Total Consideration




Slide Twelve

Acquisition History
=============================================================================================

---------------------------------------------------------------------------------------------

                                            Air Plus          Global        UAFS
                                        ------------       ---------     ----------
Total Purchase Price                         $34.50           $12.00         $16.10

Cash on Close                        A       $17.50            $5.00          $5.10
Base Earn-Out                                $17.00            $5.00          $5.00
                                             ------            -----          -----
Base Purchase Price                  B       $34.50           $10.00         $10.10
Additional Earn-out                             -              $2.00(1)       $6.00(2)
                                            -------           ------         ------
                                             $34.50           $22.00         $26.20

Earnings Target                      C        $6.00            $2.00          $2.20

Multiple
                                          ----------------------------------------------
Based on Cash at Close              A/C         2.9x             2.5x           2.3x

Including Contingent Purchase Price B/C         5.8x             5.0x           4.6x
                                          ----------------------------------------------
---------------------------------------------------------------------------------------------

(1) 40% of earnings in excess of $10M over the 5 year earn-out period up to a maximum of $2M.
(2) 50% of earnings in excess of $2.2M annual earnings target for each of the 4 years of the earn-out period, subject to a maximum of $6M.
*In millions except for multiples
--------------------------------------------------------------------------------


Slide Thirteen


Integration & Organic Growth
================================================================================

o Integration process has begun

o "Strategic Integration Committee"

o Maximizing best practices between companies

o Fostering Organic Growth

o Investing in businesses through specific performance initiatives:
    -Technology
    -Shared Services
    -Expanded Sales Force
    -Opening Additional Logistics Centers to Meet Clients Needs

o Planned expansion into Far East through acquisition of strategic international logistics companies based in Asia

Slide Fourteen


                                  3PL Competitive Landscape
      ======================================================================================
                       C.H.                                         Forward
          Company    Robinson       EGL, Inc.        Expeditors       Air       UTIW    STG
      -------------------------------------------------------------------------------------
           Ticker     CHRW             EAGL            EXPD           FWRD      UTIW    STIG

         Price($)     $26.76           $11.50          $29.76         $17.69    $18.27  $1.12

       Market Cap     $2.3B            $536M           $3.1B          $391M     $465M   $26M

Net Income '02(E)     $92.4            $8.1            $108.6         $21.4     $19.2   $3.0

Fully Diluted EPS     $1.07            $0.17           $1.00          $0.95     $0.75   $0.08

      P/E-2002(E)     24.9x            68.1x           29.9x          18.7x     24.3x   14.1x
----------------------------------------------------------------------------------------------
Net Income '03(E)     $99.1            $23.9           $129.0         $27.5     $26.1   TBD
----------------------------------------------------------------------------------------------
Fully Diluted EPS     $1.15            $0.50           $1.18          $1.20     $1.02   TBD
----------------------------------------------------------------------------------------------
    P/E - 2003(E)     23.2x            23.1x           25.1x          14.7x     17.9x   TBD
----------------------------------------------------------------------------------------------


Source: JP Morgan Logistics Conference, Sept. 5-6th; and Stonepath Management



Slide Fifteen


Summary
================================================================================
o Building blocks and platform are in place

o Significant opportunities to acquire profitable companies

o Current run-rate $125 - $150 million in revenues

o Current run-rate $4 - $5 million operating income ($0.11 - $0.13 eps)

o 3Q and 4Q will demonstrate this run-rate

o Each additional $10 million deployed in acquisitions could equate to at least $4 in incremental pre-tax income

o Goal is to be a $500 million company in the next several years

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     STONEPATH GROUP, INC.



Date: October 16, 2002            By: /s/ Dennis L. Pelino
                                      ------------------------------------------
                                     Name: Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer